REVISED FACILITY DESCRIPTION RIDER
   LOAN AGREEMENT DATED AUGUST 27, 1996 (the "LOAN AGREEMENT")
               REVOLVING CREDIT WITH BORROWING BASE


The Bank agrees, on the terms and conditions herein set forth, to make revolving credit advances to Borrower from time to time from August 27, 1996 to and including August 27, 1997 in an aggregate amount not to exceed at any one time outstanding the lesser of
(i) $3,750,000.00 or (ii) the sum of:

80% of Borrowing Base Guarantors' "Eligible Accounts" (as hereinafter defined)

50% of Borrowing Base Guarantors' "Eligible Inventory" (as hereinafter defined)

50% of Borrowing Base Guarantors' "Eligible Equipment" (as hereinafter defined)

"Eligible Accounts" are those accounts (as defined in Article 9 of the Uniform Commercial Code) arising from the sale of goods or services in the ordinary course of Borrowing Base Guarantors' business and which the Bank, in the exercise of its credit judgment, deems to be eligible for inclusion in the borrowing base hereunder. Such accounts must be subject to the Bank's perfected security interest, and must be subject to no other lien, encumbrance or security interest to which the Bank has not consented in writing. Such accounts must be evidenced by an invoice or other documentary evidence satisfactory to the Bank. Without limiting the generality of the foregoing, in no event shall an account be an "Eligible Account" if any of the following are applicable thereto:

     a. it arises out of a sale to any person or entity who is controlled by, under common control with or otherwise affiliated with or related to the Borrower or any of the Guarantors; or

     b. it remains unpaid more than 90 days after the original invoice date; or

     c. the account debtor is a supplier or creditor of the Borrower or any of the Guarantors, or has disputed liability on any account owing to the Borrower or any of the Guarantors, or the account is otherwise subject to a right of setoff or recoupment; or

     d. the account debtor is located outside of the continental United States, unless the account is secured by a letter of credit, bank guaranty or other collateral acceptable to the Bank; or

     e. the sale from which the account arises is made on a bill-and-hold, sale on approval, guaranteed return, consignment or any other return or repurchase basis; or

     f. the account debtor is the United States of America or any state or other governmental unit, or any agency, department or instrumentality or any of them; or

     g. the goods giving rise to the account have not been shipped and delivered to and accepted by the account debtor, or the services giving rise to the account have not been rendered and accepted by the account debtor; or the account does not otherwise represent a final sale; or

     h. the accounts of any single account debtor exceed a credit limit to be determined by the Bank from time to time, to the extent such account exceeds such credit limit; or

     i. the Bank determines in its sole judgment, that the collection of the account is uncertain or that the account may not be paid by reason of the account debtor's inability or unwillingness to pay; or

     j.   the accounts of a single account debtor for which 10%
or more of all of the accounts of that debtor are more than 90 days past due based on original invoice date.

Eligible Accounts shall be valued at the full face amount thereof, less any available discounts and any amounts charged for shipping or taxes.

"Eligible Inventory" consists of the Borrowing Base Guarantors' inventory (as defined in Article 9 of the Uniform Commercial
Code) of finished goods and raw materials (but not work-in-process) owned by the Borrowing Base Guarantors' and used in the ordinary course of the Borrowing Base Guarantors' business, and which is, in the Bank's sole judgement;

     a. in good and saleable condition, and not obsolete or unmerchantable;

     b. located in the continental United States in facilities owned by the Borrowing Base Guarantors' (or if located in facilities leased by the Borrowing Base Guarantors', the landlord thereof shall have entered into a waiver agreement satisfactory to the Bank) and which is not in transit;

     c. not subject to any licensing, patent, trademark, royalty, copyright or other rights that would prevent the Bank from selling such inventory without interference by or payment over to any third party;

     d. not packaging materials or office supplies to be used by the Borrowing Base Guarantors';

     e. conforms to all applicable standards promulgated by any governmental authority having regulatory authority over such goods or the use or sale thereof;

     f. subject to the Bank's perfected security interest and subject to no other lien, encumbrance or security interest to which the Bank has not consented in writing; and

     g.   otherwise acceptable to the Bank.

Eligible Inventory shall be valued at the lower of cost or market, on a first-in, first-out basis.

"Eligible Equipment" means equipment (as defined in the Uniform
Commercial Code) which:

     a. is owned by the Borrowing Base Guarantors' free and clear of all liens, encumbrances, and rights of others except the security interest in favor of the Bank;

     b. is located in the jurisdiction of which Bank has perfected a security interest;

     c. the Bank reasonably determines is not obsolete, unsalable, damaged, or unfit for further processing; and

     d.   is otherwise reasonably acceptable to Bank.

     At such intervals as the Bank may request, but in any event not less often than monthly, Borrower agrees to deliver to the Bank a certificate in the form of Exhibit A hereto, for each of the Borrowing Base Guarantors, stating as of the date of such certificate the amount of the Borrowing Base Guarantors' total accounts, total inventory, total equipment, Eligible Accounts, Eligible Inventory and Eligible Equipment and a summary borrowing base certificate in the form of Exhibit B hereto. If at any time the Bank determines or the certificates show that the outstanding principal amount of all advances exceeds the Bank's maximum commitment to the Borrower set forth in the first paragraph hereof, you agree immediately to pay to the Bank an amount sufficient to reduce the outstanding amount to or under the Bank's maximum commitment.

     The Bank's representatives shall have the right to audit the Borrowing Base Guarantors books and records and to inspect the Borrowing Base Guarantors inventory and equipment from time to time, the costs of such audits and inspections to be borne by Borrower. As soon as possible after learning that any account, inventory or equipment has ceased to be an Eligible Account, Eligible Inventory or Eligible Equipment, Borrower agrees to notify the Bank and, if necessary, pay to the Bank the amount necessary to reduce the total amount outstanding hereunder to the limits of the commitment set forth in the first paragraph hereof. Borrower hereby authorizes the Bank to contact the Borrowing Base Guarantors account debtors from time to time to verify the accounts.

     Upon written notice to Borrower of its intention to do so, the Bank may establish a lock-box special deposit account for the collection of the accounts, and may notify the Borrowing Base Guarantors account debtors that payments on the accounts are to be made to such lock box or special deposit account. Borrower hereby appoints the bank its attorney-in-fact to endorse the Borrowing Base Guarantors names on any notes, checks, drafts, acceptances or other instruments that may come into the Bank's possession, and otherwise to effect collection of the accounts.
The Bank may establish a reasonable clearance period for any instruments received by it in payment of the accounts.

     Borrower will repay, and pay interest on, the aggregate unpaid principal amount of all advances hereunder in accordance with your promissory note dated August 27, 1996 (the "Note") evidencing the indebtedness resulting from such advances.

     So long as the Note remains unpaid or the Bank shall have any commitment to advance funds to Borrower hereunder, Borrower agrees that it will comply with the terms of the Loan Agreement. If any term of the Loan Agreement is inconsistent with the terms set forth herein or with the terms of the Note, then the terms hereof or of the Note, as the case may be, shall govern.

     Within the limits of this commitment, Borrower may borrow, prepay and reborrow.

BORROWER:  ROTHERWOOD CORPORATION

BY:  /s/  James Zicarelli
     JAMES ZICARELLI, PRESIDENT

GUARANTOR: CRAMER INC.

BY:  /s/ Gary Rubin
     GARY RUBIN, SECRETARY

GUARANTOR: THE AMERICAN COMPANIES, INC.

BY:  /s/ Dana D. Bram
     DANA BRAM, SECRETARY

GUARANTOR: SAGEBRUSH TECHNOLOGY, INC.

BY:  /s/  Dana D. Bram
     DANA BRAM, SECRETARY

GUARANTOR: PACER CORPORATION

BY:  /s/  Gary Rubin
     GARY RUBIN, SECRETARY

GUARANTOR: AMERICAN BINDERY-DOBBS, INC.

BY:  /s/ James R. Zicarelli
     JAMES R. ZICARELLI, PRESIDENT

MARK TWAIN KANSAS CITY BANK


By:  __________________________

Title: ________________________